Exhibit 10.22

(Garuda)	The Department of Business Development		Serial No.: 1-1004-62-4-021673, issued on 19 March 2019
	The Ministry of Commerce		Certified true copy
-Signature-
(Miss Krongkaew Wongpan)
		(Translation)	Registrar
Bangkok Partnerships and Companies Registration Office

ARTICLES OF ASSOCIATION

OF

GTT2 CO., LTD.

CHAPTER I

General

1.	These regulations shall be the Articles of Association of GTT2 Co., Ltd.

2.	Unless otherwise specified in these Articles or context requires otherwise, the following terms shall have the following meanings:

(a)	“Company” shall mean GTT2 Co., Ltd.;

(b)	“Group A Shareholder(s)” means shareholder(s) who hold Group A Shares; and

(c)	“Group B Shareholder(s)” means shareholder(s) who hold Group B Shares.

3.	Unless otherwise stipulated in these Articles, the provisions in the Civil and Commercial Code regarding limited companies shall apply.

4.	Any addition or amendment to these Articles or Memorandum of Association of the Company shall require the passing of a special resolution by a general meeting of the shareholders.

CHAPTER II

Shares and Shareholders

5.	All shares in the Company shall have a par value of THB 100 each, and shall be divided into two (2) groups:

(a)	Group A Shares:

Ordinary shares: A number equaling 49% of the total shares issued; and

(b)	Group B Shares:

Preference shares: A number equaling 51% of the total shares issued.

Unless otherwise provided by these Articles, all shares in the two (2) groups shall have the same rights and status. The designation of group shall be incorporated on each share certificate issued by the Company.

-Signature-

(Mr. Wirat Kamolsoponvasin)

Director

4109912-v1\BKKDMS

(Garuda)	The Department of Business Development		Serial No.: 1-1004-62-4-021673, issued on 19 March 2019
	The Ministry of Commerce	-2-	Certified true copy
-Signature-
(Miss Krongkaew Wongpan)
Registrar
Bangkok Partnerships and Companies Registration Office

6.

At liquidation of the Company, each holder of Group B Shares shall be entitled to receive the liquidation proceeds from the Company’s remaining assets, after performing all the obligations to its creditor(s), prior to the holder(s) of Group A Shares, provided that each holder of Group B Shares shall be entitled to receive the liquidation proceeds in the amount not exceeding the par value of Group B shares held by such holder plus five (5) percent of such amount. The rest of the Company remaining assets, after distributed to the holder(s) of Group B Shares, shall be distributed proportionately amongst the holder(s) of Group A Shares as the liquidation proceeds.

7.

Each share certificate issued by the Company shall bear the following statement upon its face: “Transfer, sale, pledge, encumbrance, or distribution of shares represented by this share certificate is subject to the restrictions contained in the Company’s Articles of Association.

8.	The Company shall not own its own shares nor take them in pledge.

9.

The Company shall provide a share register book, which shall be kept by the Company under control of the board of directors, and in which shall be entered the particulars of the transfer or alteration of every share.

10.	No transfer, sale, pledge, encumbrance, or disposal of Group B Shares in the Company can be made unless prior written consent is obtained from a holder of a majority of Group A Shares.

11.

All transfers of shares must be in writing and executed by both the transferor and the transferee, whose signatures must be certified by at least one (1) witness. The transferor shall be deemed to remain the holder of the shares until the particulars of transferee and the shares transferred are recorded in the register of shareholders.

12.

The Board of Directors may, at their absolute discretion, and without assigning any reason, refuse to register a transfer or encumbrance of any share. If the Board of Directors refuses to register a transfer or encumbrance of any shares, they shall, within one (1) month after the date on which the transfer or encumbrance was lodged with the Company, send to the transferor and transferee notice of the refusal.

13.	The Board of Directors may from time to time determine a fee in accordance with law for the issuance of share certificates and registration of share transfer.

14.	The Company may close the registration of share transfers during the fourteen (14) days immediately preceding the Annual General Meeting.

-Signature-

(Mr. Wirat Kamolsoponvasin)

Director

4109912-v1\BKKDMS

(Garuda)	The Department of Business Development		Serial No.: 1-1004-62-4-021673, issued on 19 March 2019
	The Ministry of Commerce	-3-	Certified true copy
-Signature-
(Miss Krongkaew Wongpan)
Registrar
Bangkok Partnerships and Companies Registration Office

CHAPTER III

General Meetings

15.

A general meeting of shareholders shall be held within six (6) months of the date of registration of the Company. A general meeting shall subsequently be held once at least in every twelve (12) months, such general meeting to be called the “Annual General Meeting”, and all other general meetings to be called “Extraordinary General Meetings”. Subject to the foregoing, the Board of Directors may summon general meetings whenever the Board of Directors deems it appropriate.

16.

Notice of a general meeting shall be published in a local newspaper at least once not less than seven (7) days prior to the date of the meeting, and must be sent at least seven (7) days prior to the date of the meeting to all shareholders whose names appear in the Company’s share register book by receipt acknowledged mail or by hand delivery. However, notice of a general meeting for the passing of a special resolution shall proceed as mentioned above not less than fourteen (14) days prior to the date of the meeting.

The notice shall specify the place, the date and the hour of the meeting, and the nature of the business to be transacted thereat. In case of a notice of a general meeting for the passing of a special resolution, the substance of the proposed resolution shall be included in the notice of the meeting.

17.	Annual General Meetings shall be summoned for the purpose of:

(a)	reviewing the report of the Board of Directors covering work done during the previous period and suggestions as to future courses of action;

(b)	considering the balance sheet and the profit and loss account of the preceding fiscal year and approving the same;

(c)	reviewing directors’ remuneration, declaration of dividends, and the appropriation of amounts as a reserve fund;

(d)	election of new directors in place of those who must retire on the expiration of their terms;

(e)	appointment of the auditor and fixing his remuneration; and

(f)	other business.

18.

A quorum of a general meeting (including any adjourned meeting) always requires the presence of shareholders or their proxies representing at least sixty (60) percent of all shares issued by the Company at the commencement and throughout the meeting.

19.

In casting votes at a general meeting, either by a show of hands or by a poll, each shareholder shall have one (1) vote for each share held by him/her. All resolutions, except for special resolutions, shall require the votes of not less than sixty (60) percent of all votes of all the Company’s total issued shares.

-Signature-

(Mr. Wirat Kamolsoponvasin)

Director

4109912-v1\BKKDMS

(Garuda)	The Department of Business Development		Serial No.: 1-1004-62-4-021673, issued on 19 March 2019
	The Ministry of Commerce	-4-	Certified true copy
-Signature-
(Miss Krongkaew Wongpan)
Registrar
Bangkok Partnerships and Companies Registration Office

20.

Decisions on the following matters can only be made by a special resolution, wherein voting for such matters requires affirmative votes at a general meeting of not less than three-fourths (3/4) of all votes of all the Company’s total issued shares:

(a)	to amend the Company’s Memorandum or Articles of Association;

(b)	to increase or reduce the registered capital;

(c)	to dissolve the Company;

(d)	to amalgamate with another company;

(e)	to allot new shares as fully or partly paid up otherwise than in cash; and

(f)	to convert the Company into a public limited company.

21.

Any shareholder may vote by proxy, provided the power given to such proxy is in writing. The instrument appointing a proxy shall be dated and signed by the shareholder and shall contain the following particulars:

(a)	the number and group of shares held by the shareholder;

(b)	the full name of the proxy; and

(c)	the meeting or meetings or the period for which the proxy is appointed.

If a proxy proposes to vote at a meeting, the instrument of appointment of the proxy must be deposited with the chairman at or before the commencement of that meeting.

22.

Only shareholders duly registered and having paid all sums for the time being due and payable to the Company in respect of their shares, shall be entitled to vote on any question either personally or by proxy at any general meeting.

23.

The chairman of the Board of Directors shall preside at every general meeting. If there is no such chairman, or if he is not present within fifteen (15) minutes after the time appointed for holding the meeting, the shareholders present may elect one of the attending shareholder or his proxy to be chairman.

24.	The chairman may adjourn a general meeting with the consent of the meeting, but at the succeeding meeting, no other business may be discussed except that pending from the previous meeting.

-Signature-

(Mr. Wirat Kamolsoponvasin)

Director

4109912-v1\BKKDMS

(Garuda)	The Department of Business Development		Serial No.: 1-1004-62-4-021673, issued on 19 March 2019
	The Ministry of Commerce	-5-	Certified true copy
-Signature-
(Miss Krongkaew Wongpan)
Registrar
Bangkok Partnerships and Companies Registration Office

CHAPTER IV

Directors and Auditors

25.	A Board of Directors shall be elected by the general meeting to carry out the Company’s business under the control of the general meeting of shareholders and subject to these Articles of Association.

A director does not need to be a shareholder of the Company.

A director shall not be personally liable for any acts or omissions excepting those involving fraud or wilful wrongdoing.

26.	The Board of Directors shall consist of not less than three (3) directors. Number of the Board of Directors shall be determined by a general meeting of shareholders from time to time.

27.

At the first Annual General Meeting after the registration of the Company and at the first Annual General Meeting in every subsequent year, one-third (1/3) of the directors, or, if their number is not a multiple of three (3), then the number nearest to one-third (1/3) must retire from office. A retiring director is eligible for re-election.

28.

Any vacancy among the members of the Board of Directors occurring otherwise than by rotation under Article 27 may be filled by the Board of Directors, upon nomination by that group of shareholders who nominated the director whose office is vacated. Any person so appointed shall retain office only during such time, as the director whom he replaces would have been entitled to retain the same.

29.	Meetings of the Board of Directors shall be held at such times and places as may be determined by any director.

30.

Whenever any notice whatsoever is required to be given to any director, or whenever a matter is submitted at any meeting of directors and such matter was omitted from the proposed agenda for such meeting in the notice therefor, a written waiver of such notice or of such omission, signed by the person or persons entitled to any such notice whether before or after the time of such meeting, shall be deemed the equivalent of the timely giving of such notice or the inclusion of such matter in the proposed agenda, as the case may be.

31.	At all meetings of the Board of Directors, a quorum shall consist of more than half of the number of all directors at the beginning of and throughout each meeting.

32.	All resolutions of the Board of Directors shall require a majority votes of the number of all directors.

-Signature-

(Mr. Wirat Kamolsoponvasin)

Director

4109912-v1\BKKDMS

(Garuda)	The Department of Business Development		Serial No.: 1-1004-62-4-021673, issued on 19 March 2019
	The Ministry of Commerce	-6-	Certified true copy
-Signature-
(Miss Krongkaew Wongpan)
Registrar
Bangkok Partnerships and Companies Registration Office

33.

The Board of Directors may appoint other persons to carry out the Company’s business under the Board of Directors’ supervision or may by duly executed power of attorney entrust to and confer upon such other persons such powers as they think fit and for such time as they think expedient and they may confer such powers collaterally with or to the exclusion of or in substitution for all or any of the powers of the Board of Directors in that behalf and may from time to time revoke, withdraw, alter or vary any of such powers.

34.	The Board of Directors may fix the number or names of authorized directors who can sign to bind the Company.

35.

The Company’s auditor shall be elected upon the nomination of the Board of Directors and the auditor’s remuneration shall be fixed every year at an Annual General Meeting. A retiring auditor is eligible for re-election.

CHAPTER V

Books and Accounts

36.	The Company’s books and accounts shall be maintained according to international accounting practices and procedures generally acceptable in Thailand.

37.	The Board of Directors shall cause true and complete accounts to be kept:

(a)	of the sums received and expended by the Company and of the matters in respect of which each receipt or expenditure takes place; and

(b)	of the assets and liabilities of the Company.

38.

The Board of Directors shall cause a balance sheet to be made at least once in every twelve (12) months, as of the end of the fiscal year of the Company. The balance sheet must contain a summary of the assets and liabilities of the Company and a profit and loss account for the fiscal year of the Company.

39.

The Board of Directors shall have the balance sheet and profit and loss account examined by the Company’s auditor and submitted to a general meeting for adoption within four (4) months from the end of the fiscal year. A copy of the balance sheet must be sent to every person entered in the register of shareholders at least three (3) days before the general meeting.

40.

The Board of Directors shall cause minutes of all proceedings and resolutions of all meetings of shareholders and directors to be recorded and duly entered in the minutes book, which shall be kept at the registered office of the Company. Any such minutes signed by the chairman of the meeting or of the succeeding meeting, are presumed correct evidence of the matters therein contained, and all resolutions and proceedings of which minutes have been so made are presumed to have been duly passed.

-Signature-

(Mr. Wirat Kamolsoponvasin)

Director

4109912-v1\BKKDMS

(Garuda)	The Department of Business Development		Serial No.: 1-1004-62-4-021673, issued on 19 March 2019
	The Ministry of Commerce	-7-	Certified true copy
-Signature-
(Miss Krongkaew Wongpan)
Registrar
Bangkok Partnerships and Companies Registration Office

CHAPTER VI

Dividends and Reserves

41.

The Company must appropriate to a reserve fund, at each distribution of dividends, at least one-twentieth (1/20) of the profits, until the reserve fund reaches one-tenth (1/10) of the capital of the Company.

42.	No dividend may be declared except by a resolution passed in a general meeting.

Notice of any dividend that may have been declared shall be given by letter to each shareholder whose name appears on the share register book.

The Board of Directors may from time to time pay to the shareholders such interim dividends as appear to the Board of Directors to be justified by the profits of the Company.

If the Company has incurred losses, no dividend may be paid unless such losses have been made good.

CHAPTER VII

Increase in Capital

43.

The Company may, by special resolution, increase its registered capital by such sum as the resolution shall prescribe. Each new share shall be issued either as “Group A Shares” to a shareholder holding Group A Shares or as “Group B Shares” to a shareholder holding Group B Shares, in proportion to the shares held by each shareholder, unless the shareholders may by the special resolution direct otherwise.

44.	No new shares of the Company may be allotted as fully or partly paid up otherwise than in money, unless otherwise provided for by special resolution of the Shareholders.

CHAPTER IX

Liquidator(s)

45.

In the event of dissolution of company, the general meeting may appoint a person or persons, whether they are the Company’s director(s) or not, as liquidator(s), and may determine the scope of powers of the liquidator(s) as it deems appropriate.

These Articles of Association have been approved by the Statutory Meeting of the Company on 15 March 2019.

“The Stamp duty in the amount of Baht         200         was paid

as per the Receipt Book No. (if any)     294795    ,

Receipt No.     29479412     dated     19 March 2019    .”

              -signature-

(Miss Krongkaew Wongpan)

Registrar

-Signature-

(Mr. Wirat Kamolsoponvasin)

Director

4109912-v1\BKKDMS